Exhibit 99.1

Digital River Reports Second Quarter 2012 Financial Results

Announces new $100 million share repurchase authorization

MINNEAPOLIS--(BUSINESS WIRE)--July 31, 2012--Digital River, Inc. (NASDAQ: DRIV), the revenue growth experts in global cloud commerce, reports its second quarter financial results and announces that its board of directors authorized a new share repurchase program of up to $100 million of its outstanding common shares.

Second Quarter Ended June 30, 2012
GAAP Results
Second quarter revenue totaled $90.8 million, compared to $92.5 million during the same period in 2011. This result was below management’s second quarter revenue guidance of $92 to $94 million.

Second quarter GAAP net income was $200 thousand or $0.01 per diluted share, which compared to GAAP net income of $291 thousand, or $0.01 per diluted share in the second quarter of 2011. These results exceeded management’s second quarter GAAP earnings guidance, which ranged from a loss of $0.02 per share to break-even.

Non-GAAP Results
Second quarter non-GAAP net income was $6.9 million, or $0.20 per diluted share. This compared to non-GAAP net income of $6.4 million, or $0.17 per diluted share, in the second quarter of 2011. These results also exceeded management’s second quarter non-GAAP earnings guidance of $0.17 to $0.19 per diluted share.

“We beat our earnings plan during the second quarter in spite of a softer top line. This recent softness has caused us to temper our expectations for the remainder of the year, taking into consideration weaker PC sales and uncertainty in the macro economy,” said Joel Ronning, Digital River’s CEO. “While we will continue to monitor these trends into the third quarter, we also will take decisive action to lead in areas where we see long-term growth opportunities, such as software’s shift to SaaS and consumer electronics’ move to direct-to-buyer models. To further demonstrate our confidence in our future prospects, we are pleased to announce a new $100 million share repurchase plan.”

Third Quarter and Full Year 2012 Guidance
Management’s forward-looking financial expectations for the third quarter are as follows:

  Revenue, ranging from $88 to $91 million;
  GAAP EPS, ranging from a loss of $0.09 to a loss of $0.02 per share, using a 17 percent tax rate; and
  Non-GAAP EPS, ranging from $0.12 to $0.18 per diluted share, using a 21 percent tax rate.

Management’s revised forward-looking financial expectations for the full year 2012 are as follows:

  Revenue, ranging from $378 to $390 million;
  GAAP EPS, ranging from $0.22 to $0.38 per diluted share, using an approximate 21 percent tax rate; and
  Non-GAAP EPS, ranging from $0.96 to $1.08 per diluted share, using a 21 percent tax rate.

A detailed table providing a reconciliation of the company’s GAAP and non-GAAP earnings guidance estimates can be found accompanying this press release.

Common Share Repurchases
During the second quarter 2012, the company repurchased $20.2 million or 1.4 million shares of common stock in the open market, completing the repurchase program announced in September 2011.

In light of the completion of the previous program, Digital River’s board of directors has authorized a new share repurchase program of up to $100 million of its outstanding common shares. Repurchases under this program will be made from time to time at the company’s discretion, based on ongoing assessments of the capital needs of the business. No time limit was set for completion of the repurchase program.

Digital River will hold a conference call today at 4:45 p.m. EDT to discuss second quarter financial results. A live webcast of Digital River’s earnings conference call can be accessed on the Investor Relations section of its corporate website. Alternatively, a live broadcast of the call may be heard by using conference ID #98171403 and dialing +1 (408) 427-3861. A webcast replay of the call will be archived on Digital River’s corporate website.

About Digital River, Inc.
Digital River, Inc., the revenue growth experts in global cloud commerce, builds and manages online businesses for software and game publishers, consumer electronics manufacturers, distributors, online retailers and affiliates. Its multi-channel commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running a global commerce operation. The company’s comprehensive platform offers site development and hosting, order management, global payments, cloud-based billing, fraud management, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.

Founded in 1994, Digital River is headquartered in Minneapolis with offices across the U.S., Asia, Europe and South America. For more details about Digital River, visit the corporate website, call +1 952-253-1234, or follow the company on Twitter.

Non-GAAP Net Income Calculation
Digital River’s non-GAAP net income is computed by adjusting GAAP pre-tax income as reported on the company’s statement of operations by adding back amortization of acquisition-related intangibles, stock-based compensation expense, intangible impairments, unrealized investment gain or loss and restructuring costs, net of a 21 percent tax rate. Non-GAAP diluted earnings per share is calculated using the “if-converted” method with respect to the issuance of the company’s 2004 and 2010 convertible notes, which includes shares reserved upon conversion of 199,828 and 7,022,027, respectively. In computing non-GAAP diluted earnings per share, adjust non-GAAP net income to add back debt interest and issuance cost amortization expenses, net of the tax benefit, and then divide this amount by fully diluted shares outstanding. This amount, representing the fully diluted earnings computation, is selected to represent non-GAAP diluted earnings per share for each period presented. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this release.

Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding the company’s anticipated future growth, including future financial performance, as well as statements containing the words “anticipates,” “believes,” “plans,” “will,” “expects,” or “guidance” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the company’s operating history and variability of operating results; competition in the commerce market; challenges associated with international expansion; the variability of foreign exchange rates; any breach or compromise of the company’s security systems; our ability to successfully manage our business while undertaking significant internal investments; our ability to execute upon our payments strategy and expand our business in this sector; our ability to achieve favorable tax rates in our international operations; and other risk factors referenced in the company’s public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended Dec. 31, 2011. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River’s most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to-time.

The forward-looking statements for the remainder of fiscal 2012 reflect management’s expectations as of July 31, 2012. Results may be materially affected by many factors, such as changes in global conditions in the financial services markets and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and the Internet, progress with key partners and other factors. The guidance assumes, among other things, that there are no changes to stock-based compensation expense and anticipated tax rates. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management's analysis only as of the date hereof. The company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.

Digital River, Inc.
Second Quarter Results
(In thousands, except share data)
Subject to reclassification

Consolidated Balance Sheets	(Unaudited)
	June 30,	December 31,
	2012	2011
Assets
Current assets
Cash and cash equivalents	$421,542	$497,193
Short-term investments	222,481	223,349
Accounts receivable, net of allowance of $4,919 and $4,613	71,892	64,811
Deferred tax assets	8,447	8,532
Prepaid expenses and other	40,789	35,719
Total current assets	765,151	829,604
Property and equipment, net	47,274	51,537
Goodwill	278,355	281,858
Intangible assets, net of accumulated amortization of $88,625 and $85,542	14,644	18,324
Long-term investments	84,462	99,047
Deferred income taxes	20,964	21,433
Other assets	6,577	8,973
Total assets	$1,217,427	$1,310,776
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$169,195	$243,410
Accrued payroll	13,137	17,523
Deferred revenue	10,712	8,633
Other accrued liabilities	41,323	42,577
Total current liabilities	234,367	312,143
Non-current liabilities
Convertible senior notes	353,805	353,805
Other liabilities	15,206	12,556
Total non-current liabilities	369,011	366,361
Total liabilities	603,378	678,504
Stockholders' equity
Preferred Stock, $.01 par value; 5,000,000 shares authorized; no shares issued or outstanding	-	-
Common Stock, $.01 par value; 120,000,000 shares authorized; 48,928,207 and 47,248,765 shares issued	489	472
Treasury stock at cost; 13,309,938 and 11,741,310 shares	(364,718)	(340,946)
Additional paid-in capital	720,891	708,941
Retained earnings	276,706	271,769
Accumulated other comprehensive income (loss)	(19,319)	(7,964)
Stockholders' equity	614,049	632,272
Total liabilities and stockholders' equity	$1,217,427	$1,310,776

Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Consolidated Statements of Operations

	Three months ended		Six months ended
	June 30,		June 30,
	2012	2011	2012	2011
Revenue	$90,774	$92,520	$193,217	$190,705
Costs and expenses (exclusive of depreciation and amortization expense shown separately below):
Direct cost of services	3,069	3,856	6,697	8,019
Network and infrastructure	12,932	12,477	25,689	25,089
Sales and marketing	39,818	39,492	82,844	77,198
Product research and development	15,416	18,106	31,419	33,726
General and administrative	11,856	10,867	24,522	21,623
Depreciation and amortization	4,950	5,559	10,289	10,964
Amortization of acquisition-related intangibles	1,743	2,205	3,592	4,327
Total costs and expenses	89,784	92,562	185,052	180,946
Income (loss) from operations	990	(42)	8,165	9,759
Interest income	996	1,753	2,135	3,228
Interest expense	(2,254)	(2,243)	(4,494)	(4,500)
Other income, net	1,030	672	733	538
Income before income taxes	762	140	6,539	9,025
Income tax (benefit) expense	562	(151)	1,602	1,715
Net income	$200	$291	$4,937	$7,310

Net income per share - basic	$0.01	$0.01	$0.15	$0.20
Net income per share - diluted	$0.01	$0.01	$0.15	$0.19
Shares used in per share calculation - basic	33,453	37,436	33,629	37,415
Shares used in per share calculation - diluted	33,561	37,981	33,821	38,105

Calculation of GAAP Diluted Net Income Per Share

	Three months ended		Six months ended
	June 30,		June 30,
	2012	2011	2012	2011
GAAP net income	$200	$291	$4,937	$7,310
Add back debt interest expense and issuance cost amortization, net of tax benefit	-	-	-	-
Adjusted net income for GAAP EPS calculation	$200	$291	$4,937	$7,310

Net income per share - diluted	$0.01	$0.01	$0.15	$0.19
Shares used in per share calculation - diluted	33,561	37,981	33,821	38,105

Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Consolidated Statements of Cash Flows
	Six months ended
	June 30,
	2012	2011
Operating Activities:
Net income	$4,937	$7,310
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of acquisition-related intangibles	3,592	4,327
Provision for doubtful accounts	900	684
Depreciation and amortization	10,289	10,964
Debt issuance cost amortization	987	998
Stock-based compensation expense	12,192	10,686
Excess tax benefits from stock-based compensation	(103)	(1,474)
Deferred and other income taxes	48	1,151
Change in operating assets and liabilities (net of acquisitions):
Accounts receivable	(8,434)	(3,754)
Prepaid and other assets	(5,598)	(2,236)
Accounts payable	(72,606)	(23,684)
Deferred revenue	4,917	(675)
Income tax payable	2,061	(1,939)
Other accrued liabilities	(5,029)	(29,241)
Net cash used in operating activities	(51,847)	(26,883)

Investing Activities:
Purchases of investments	(80,602)	(191,634)
Sales of investments	88,501	83,646
Purchases of equipment and capitalized software	(6,150)	(9,136)
Net cash provided by (used in) investing activities	1,749	(117,124)

Financing Activities:
Debt issuance costs	-	(342)
Exercise of stock options	1,509	315
Sales of common stock under employee stock purchase plan	1,300	1,251
Repurchase of common stock	(20,242)	-
Repurchase of restricted stock to satisfy tax withholding obligation	(3,530)	(5,756)
Excess tax benefits from stock-based compensation	103	1,474
Net cash used in financing activities	(20,860)	(3,058)
Effect of exchange rate changes on cash	(4,693)	14,433
Net decrease in cash and cash equivalents	(75,651)	(132,632)
Cash and cash equivalents, beginning of period	497,193	565,086
Cash and cash equivalents, end of period	$421,542	$432,454

Cash paid for interest on convertible senior notes	$3,505	$3,505
Cash paid for income taxes	$1,867	$2,275

Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)
UTILIZING 21% EFFECTIVE INCOME TAX RATE

	Three months ended				Twelve months ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2011	2011	2011	2011	2011

GAAP pre-tax income	$8,885	$140	$3,587	$2,999	$15,611
Add back amortization of acquisition-related intangibles	2,122	2,205	2,184	11,529	18,040
Add back stock-based compensation expense	4,955	5,731	5,549	5,879	22,114
Add back unrealized investment gain/loss	-	-	-	1,995	1,995
Subtotal	15,962	8,076	11,320	22,402	57,760
Income tax expense @ 21%	3,352	1,696	2,377	4,705	12,130
Non-GAAP net income	12,610	6,380	8,943	17,697	45,630

Add back debt interest expense and issuance cost amortization, net of tax benefit	1,420	20	1,413	1,413	5,659
Adjusted net income for non-GAAP EPS calculation	$14,030	$6,400	$10,356	$19,110	$51,289

Non-GAAP net income per share - diluted	$0.31	$0.17	$0.23	$0.45	$1.15

Shares used in per share calculation - diluted	45,276	38,181	44,821	42,207	44,532

	Three months ended				Six months ended
	March 31,	June 30,			June 30,
	2012	2012			2012
GAAP pre-tax income	$5,777	$762			$6,539
Add back amortization of acquisition-related intangibles	1,849	1,743			3,592
Add back stock-based compensation expense	5,961	6,231			12,192
Add back restructuring related costs	395	49			444
Subtotal	13,982	8,785			22,767
Income tax expense @ 21%	2,936	1,845			4,781
Non-GAAP net income	11,046	6,940			17,986

Add back debt interest expense and issuance cost amortization, net of tax benefit	1,409	1,412			2,821
Adjusted net income for non-GAAP EPS calculation	$12,455	$8,352			$20,807

Non-GAAP net income per share - diluted	$0.30	$0.20			$0.51

Shares used in per share calculation - diluted	41,032	40,783			41,043

Breakdown of stock-based compensation expense
	Three months ended				Six months ended
	March 31,	June 30,			June 30,
	2012	2012			2012
Direct cost of services	$60	$58			$118
Network and infrastructure	364	368			732
Sales and marketing	2,168	2,129			4,297
Product research and development	735	953			1,688
General and administrative	2,634	2,723			5,357
Total	$5,961	$6,231			$12,192

Digital River, Inc.
Non-GAAP Guidance
(Unaudited, in millions except per share amounts)

Revenue Guidance Table
	2011 Actual
	Three months ended				Twelve months ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2011	2011	2011	2011	2011
Commerce	$74.6	$70.1	$72.5	$89.6	$306.8
Support Business	23.6	22.4	22.9	22.4	91.3
Total Revenue	$98.2	$92.5	$95.4	$112.0	$398.1

	2012 Actual
	Three months ended				Six months ended
	March 31,	June 30,			June 30,
	2012	2012			2012
Commerce	$82.1	$71.3			$153.4
Support Business	20.3	19.5			39.8
Total Revenue	$102.4	$90.8			$193.2

	2012 Guidance
	Q3 2012		Full Year 2012
	Low Guidance	High Guidance	Low Guidance	High Guidance
Commerce	$68.3	$70.2	$299.9	$309.4
Support Business	19.7	20.8	78.1	80.6
Total Expected Revenue	$88.0	$91.0	$378.0	$390.0

Non-GAAP Guidance Reconciliation
	Q3 2012		Full Year 2012
	Low Guidance	High Guidance	Low Guidance	High Guidance
Expected GAAP net income (loss) per share - diluted	$(0.09)	$(0.02)	$0.22	$0.38
Add back amortization of acquisition-related costs, net of tax	0.04	0.04	0.16	0.16
Add back stock-based compensation expense, net of tax	0.16	0.16	0.60	0.60
Convertible debt dilution impact, net of tax	-	-	(0.03)	(0.07)
Other	-	-	0.01	0.01
Tax Variability	0.01	-	-	-
Expected non-GAAP diluted net income per share	$0.12	$0.18	$0.96	$1.08

CONTACT:
Digital River, Inc.
Investor Relations Contact:
Ed Merritt
Vice President, Investor Relations
investorrelations@digitalriver.com
952-225-3362
or
Media Relations Contact:
Gerri Dyrek
Group Vice President, Corporate Communications
gdyrek@digitalriver.com
952-225-3719